EXECUTION VERSION

AMENDMENT AGREEMENT dated as of October 26, 2010 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of March 10, 2006, as amended and restated as of October 23, 2009 (as so amended, the “Existing Senior Secured Credit Agreement”), among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, CITICORP NORTH AMERICA, INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Co-Syndication Agents, and DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS CREDIT PARTNERS L.P. and WELLS FARGO BANK, NATIONAL ASSOCIATION (formerly WACHOVIA BANK, NATIONAL ASSOCIATION), as Co-Documentation Agents.

WHEREAS, under the Existing Senior Secured Credit Agreement (such term, and each other capitalized term used in these preliminary statements having the meaning assigned thereto in Section 1 below), the lenders party thereto have extended credit to the Borrower in the form of (a) Tranche 1 Term Loans and Tranche 2 Term Loans, (b) Tranche 1 Revolving Commitments and extensions of credit thereunder and (c) Tranche 1 Synthetic LC Commitments and extensions of credit thereunder;

WHEREAS, effective as of October 22, 2010 (the “Synthetic LC Facility Termination Date”), (a) the Borrower redesignated all the “Synthetic Letters of Credit” under the Existing Senior Secured Credit Agreement as “Revolving Letters of Credit” thereunder, and terminated all the Tranche 1 Synthetic LC Commitments, (b) the Existing Administrative Agent (as defined below) withdrew from the Tranche 1 Synthetic Deposit Account, and paid to each Tranche 1 Synthetic LC Lender, the entire remaining amount of such Tranche 1 Synthetic LC Lender’s Tranche 1 Synthetic Deposit and closed the Tranche 1 Synthetic Deposit Account, (c) the Borrower paid to the Existing Administrative Agent, for the account of each Tranche 1 Synthetic LC Lender, (i) all amounts payable by the Borrower pursuant to Section 2.05(q) of the Existing Senior Secured Credit Agreement and (ii) all participation fees payable by the Borrower pursuant to Section 2.12(b)(ii) of the Existing Senior Secured Credit Agreement, in each case that have accrued through the Synthetic LC Facility Termination Date, and (c) the Existing Administrative Agent paid to each Tranche 1 Synthetic LC Lender the Synthetic Deposit Return accrued for the account of such Tranche 1 Synthetic LC Lender through the Synthetic LC Facility Termination Date;

WHEREAS, the Borrower intends to prepay on the date hereof the entire outstanding amount of all the Tranche 1 Term Loans and all the Tranche 2 Term Loans, and all accrued and unpaid interest thereon;

WHEREAS, the Borrower has requested that (a) Tranche 1 Revolving Lenders whose names are set forth on Schedule 2.01 to the Restated Credit Agreement agree to convert their Tranche 1 Revolving Commitments outstanding under the Existing Senior Secured Credit Agreement into Commitments outstanding under the Restated Credit Agreement (such Tranche 1 Revolving Lenders being referred to as the “Extending Revolving Lenders”; the Tranche 1 Revolving Lenders that are not Extending Revolving Lenders being referred to as the “Terminating Revolving Lenders”) and (b) certain Persons that are not Tranche 1 Revolving Lenders as of the date hereof provide Commitments, and become Revolving Lenders, under the Restated Credit Agreement (such Persons being referred to as the “New Revolving Lenders”);

WHEREAS, (a) JPMorgan Chase Bank, N.A., as the Administrative Agent and the Collateral Agent under the Existing Senior Secured Credit Agreement and the Loan Documents referred to therein (in such capacities, the “Existing Administrative Agent” and the “Existing Collateral Agent”, respectively), desires to resign from such capacities and (b) Barclays Bank PLC desires to accept its appointment as the Administrative Agent and the Collateral Agent under the Restated Credit Agreement and the Loan Documents referred to therein (in such capacities, the “Successor Administrative Agent” and the “Successor Collateral Agent”, respectively), in each case effective as of the Restatement Effective Date (as defined below); and

WHEREAS, in connection with the foregoing, the Borrower and the other parties hereto desire to amend and restate the Existing Senior Secured Credit Agreement in the form of Exhibit A hereto;

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, each Issuing Bank, the Swingline Lender, the Existing Administrative Agent, the Existing Collateral Agent, the Successor Administrative Agent, the Successor Collateral Agent, each Extending Revolving Lender and each New Revolving Lender hereby agree as follows:

SECTION 1.   Defined Terms.   Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) have the meanings assigned to them in the  Restated Credit Agreement, as the context may require.  The terms “Tranche 1 Term Loans”, “Tranche 2 Term Loans”, “Tranche 1 Revolving Commitments”, “Tranche 1 Synthetic LC Commitments”, “Tranche 1 Synthetic Deposit”, “Tranche 1 Synthetic Deposit Account”, “Synthetic Deposit Return” and “Tranche 1 Revolving Lenders” shall have the respective meanings assigned thereto in the Existing Senior Secured Credit Agreement.  The provisions of Section 1.03 of the Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.   Amendment and Restatement of the Existing Senior Secured Credit Agreement. Effective as of the Restatement Effective Date, (a) the Existing Senior Secured Credit Agreement is hereby amended and restated to be in the form of Exhibit A attached hereto (the Existing Senior Secured Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”) and (b) all Schedules and Exhibits to the Existing Senior Secured Credit Agreement are hereby amended and restated to be in the form of the corresponding Schedules and Exhibits to the Restated Credit Agreement (or, to the extent there is no corresponding Schedule or Exhibit, shall be deemed to be deleted).

SECTION 3.   Concerning the Revolving Facility. (a) On the Restatement Effective Date:

(i) Each Extending Revolving Lender identified on Schedule 2.01 to the Restated Credit Agreement shall be deemed to have converted its Tranche 1 Revolving Commitment (irrespective of the stated amount thereof), as in effect immediately prior to the Restatement Effective Date, into a Commitment under the Restated Credit Agreement in an amount set forth on such Schedule opposite the name of such Extending Revolving Lender.

(ii) Each New Revolving Lender identified on Schedule 2.01 to the Restated Credit Agreement shall be deemed to have extended a Commitment under the Restated Credit Agreement in an amount set forth on such Schedule opposite the name of such New Revolving Lender.

(iii) The Tranche 1 Revolving Commitment of each Terminating Revolving Lender shall terminate.

(b) Each Extending Revolving Lender and each New Revolving Lender agrees that, on and after the Restatement Effective Date, it shall have a Commitment under the Restated Credit Agreement in an amount set forth on Schedule 2.01 thereto (as such Commitment may be reduced or increased from time to time pursuant to the Restated Credit Agreement), and that such Commitment, and all extensions of credit thereunder, shall be in effect under, and shall be subject to the terms and conditions of, the Restated Credit Agreement.

(c) Subject to the terms and conditions of this Amendment and the Restated Credit Agreement, each Extending Revolving Lender and each New Revolving Lender agrees to make,  on the Restatement Effective Date, a Revolving Loan to the Borrower in dollars in an aggregate principal amount requested by the Borrower pursuant to a Borrowing Request that shall have been delivered by the Borrower to the Successor Administrative Agent prior to the Restatement Effective Date (it being understood and agreed that such Borrowing Request shall be deemed to have been delivered under the Restated Credit Agreement as if the Restated Credit Agreement were in effect on the date of the delivery thereof).  Each such Revolving Loan shall be made in accordance with the terms and conditions of, and shall be deemed to have been made and outstanding under, the Restated Credit Agreement; provided that, notwithstanding anything to the contrary in the Restated Credit Agreement, (i) such Revolving Loan shall initially be made as an ABR Loan, (ii) the aggregate principal amount of all such Revolving Loans shall not exceed the aggregate principal amount required to satisfy the condition precedent specified in Section 6(e) below and (iii) the Successor Administrative Agent will remit, by wire transfer of immediately available funds, all proceeds of such Revolving Loans received by it to the Existing Administrative Agent, for application thereof to repay the amounts referred to in Section 6(e) below.

SECTION 4.   Concerning Letters of Credit.  On and after the Restatement Effective Date, each Existing Letter of Credit shall constitute a Letter of Credit under, and be subject to the terms and conditions of, the Restated Credit Agreement for all purposes thereof (including participations by the Revolving Lenders therein) and shall be deemed to have been issued under the Restated Credit Agreement on the Restatement Effective Date.  Without limiting the foregoing, on the Restatement Effective Date, each Issuing Bank that is an issuer of an Existing Letter of Credit shall be deemed to have granted to each Revolving Lender, and each Revolving Lender shall be deemed to have acquired from such Issuing Bank, a participation in each such Existing Letter of Credit equal to such Revolving Lender’s Applicable Aggregate Percentage of the aggregate amount available to be drawn under each such Existing Letter of Credit.

SECTION 5.   Representations and Warranties. The Borrower hereby represents and warrants to each other party hereto that:

(a) this Amendment (i) has been duly authorized by all necessary corporate and, if required, stockholder action of the Borrower, (ii) has been duly executed and delivered by the Borrower and (iii) constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) (i) no Default has occurred and is continuing and (ii) the representations and warranties of each Loan Party set forth in the Restated Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION 6.   Effectiveness of this Amendment.  This Amendment and the amendment and restatement of the Existing Senior Secured Credit Agreement as set forth in Section 2 hereof shall become effective on the first date (such date being referred to as the “Restatement Effective Date”) on which each of the following conditions shall have been satisfied:

(a) The Successor Administrative Agent (or its counsel) shall have received from the Borrower, the Successor Administrative Agent, the Successor Collateral Agent, the Existing Administrative Agent, the Existing Collateral Agent, each Issuing Bank, the Swingline Lender, each New Revolving Lender and each Extending Revolving Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Successor Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment, and the Extending Revolving Lenders shall constitute, as of the Restatement Effective Date and immediately prior to the consummation of the transactions contemplated hereunder, at least the Required Lenders under the Existing Senior Secured Credit Agreement (and the Successor Administrative Agent (or its counsel) shall have received evidence reasonably satisfactory to it confirming the foregoing).

(b) The representations and warranties of the Borrower set forth in Section 5 hereof shall be true and correct as of the Restatement Effective Date, and the Successor Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by a Financial Officer of the Borrower, confirming the foregoing.

(c) The Borrower shall have prepaid or repaid, or substantially simultaneously with the effectiveness of this Amendment shall prepay or repay, the entire principal amount of the Tranche 1 Term Loans and the Tranche 2 Term Loans outstanding as of the Restatement Effective Date, all accrued and unpaid interest thereon as of the Restatement Effective Date and all other amounts owing to or accrued for the account of the Term Lenders (as defined in the Existing Senior Secured Credit Agreement) under the Existing Senior Secured Credit Agreement as of the Restatement Effective Date, and the Successor Administrative Agent shall have received evidence of the foregoing reasonably satisfactory to it.

(d) Each of the Existing Administrative Agent and the Successor Administrative Agent shall have received all fees and other amounts due and payable to it on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Existing Senior Secured Credit Agreement or the Restated Credit Agreement.

(e) No Revolving Loans or Swingline Loans shall be outstanding under the Existing Senior Secured Credit Agreement, and the Existing Administrative Agent shall have received from the Borrower, for the account of the Revolving Lenders and Issuing Banks under the Existing Senior Secured Credit Agreement, an amount equal to all the interest, commitment fees, letter of credit participation fees and issuing bank fronting fees accrued through the Restatement Effective Date.

(f) Each of the conditions precedent set forth in Section 4.01 of the Restated Credit Agreement shall have been satisfied.

The Successor Administrative Agent shall notify the Borrower, the Issuing Banks and the Revolving Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding.

SECTION 7.   Resignation and Appointment of the Agents; Matters Relating to the Agents.  (a)   The Existing Administrative Agent hereby resigns as the Administrative Agent, and the Existing Collateral Agent hereby resigns as the Collateral Agent, under the Restated Credit Agreement and the other Loan Documents, in each case effective as of the Restatement Effective Date.  The Issuing Banks and the Revolving Lenders party hereto hereby appoint the Successor Administrative Agent as the “Administrative Agent”, and the Successor Collateral Agent as the “Collateral Agent”, under the Restated Credit Agreement and the other Loan Documents, and each of the Successor Administrative Agent and the Successor Collateral Agent hereby accepts, and the Borrower hereby consents to, such appointment, effective as of the Restatement Effective Date.  On and after the Restatement Effective Date, (i) each of the Existing Administrative Agent and the Existing Collateral Agent shall be discharged from its duties and obligations under the Restated Credit Agreement and the other Loan Documents, (ii) the Successor Administrative Agent and the Successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the Administrative Agent and the Collateral Agent under the Restated Credit Agreement and the other Loan Documents, (iii) all references in the Restated Credit Agreement to the term “Administrative Agent” or the “Collateral Agent” shall be deemed to refer to the Successor Administrative Agent or the Collateral Agent, respectively, and (iv) all defined terms in the Loan Documents referencing JPMorgan Chase Bank, N.A. as the Administrative Agent or the Collateral Agent shall be deemed to have been amended to refer to Barclays Bank PLC, as the Administrative Agent or the Collateral Agent, as applicable, thereunder.

(b) In connection with the resignation referred to in paragraph (a) above, the parties hereto acknowledge and agree that, effective as of the Restatement Effective Date:

(i) none of the Borrower, the other Loan Parties, the Successor Administrative Agent, the Successor Collateral Agent, the Syndication Agent, the Co-Documentation Agents, the Joint Lead Arrangers, the Joint Bookrunners, the Lenders, the Issuing Banks and the other Secured Parties shall have any claim or cause of action against the Existing Administrative Agent, the Existing Collateral Agent, any of their sub-agents or any Related Party of any of the foregoing arising out of, or in any way connected with or as a result of, the Existing Senior Secured Credit Agreement, the Restated Credit Agreement or any Loan Document referred to therein, including (A) the arrangement and the syndication of the credit facilities provided for therein, (B) the preparation and administration of the Existing Senior Secured Credit Agreement, the Restated Credit Agreement or any other Loan Document referred to therein and (C) the validity, legality, completeness, sufficiency, collectibility or enforceability of the Restated Credit Agreement or any other Loan Document, the ownership of any Collateral or the creation, perfection or priority of any Liens created, or intended to be created, under the Restated Credit Agreement or any other Loan Document (and each such Person party hereto, on behalf of itself and its Affiliates, hereby irrevocably waives any and all such claims and causes of action);

(ii) none of the Existing Administrative Agent, the Existing Collateral Agent, any of their sub-agents or any Related Party of any of the foregoing has made, or shall be deemed to have made, any express or implied representation or warranty in connection with the Restated Credit Agreement or any other Loan Document referred to therein;

(iii) each of the Borrower, the other Loan Parties, the Successor Administrative Agent, the Successor Collateral Agent, the Syndication Agent, the Co-Documentation Agents, the Joint Lead Arrangers, the Joint Bookrunners, the Lenders, the Issuing Banks and the other Secured Parties hereby confirms, on behalf of itself and its Affiliates, that it has not relied on the Existing Administrative Agent, the Existing Collateral Agent, any of their sub-agents or any Related Party of any of the foregoing in connection with its decision to enter into this Amendment and be bound by the terms of this Amendment, the Restated Credit Agreement and any other Loan Document to which it is a party; and

(iv) except as expressly provided in paragraph (e) below, neither the Existing Administrative Agent nor the Existing Collateral Agent shall be deemed to be a sub-agent of the Successor Administrative Agent or the Successor Collateral Agent; and neither the Existing Administrative Agent nor the Existing Collateral Agent shall have any duty, responsibility or liability with respect to any action or omission to act by the Successor Administrative Agent or the Successor Collateral Agent.

(c) Notwithstanding the resignation of the Existing Administrative Agent and the Existing Collateral Agent effected pursuant hereto, (i) the provisions of Article VIII and Section 9.03 of the Existing Senior Secured Credit Agreement (as in effect immediately prior to the Restatement Effective Date), and all other indemnification, expense reimbursement and exculpatory provisions set forth in the Loan Documents (as defined in the Existing Senior Secured Credit Agreement), shall continue in effect for the benefit of the Existing Administrative

Agent, the Existing Collateral Agent, each of their sub-agents and each Related Party of any of the foregoing in respect of any actions taken or omitted to be taken by it while it was acting as, or for the benefit for, the Administrative Agent or the Collateral Agent, and (ii) the Existing Administrative Agent, the Existing Collateral Agent, their sub-agents and the Related Parties of any of the foregoing will continue to constitute Indemnitees for all purposes of the Loan Documents, including Section 9.03 of the Restated Credit Agreement.

(d) Neither the Successor Administrative Agent nor the Successor Collateral Agent shall bear responsibility for any action or omission to act by the Existing Administrative Agent or the Existing Collateral Agent while the Existing Administrative Agent or the Existing Collateral Agent served as the Administrative Agent or the Collateral Agent, respectively, under the Existing Senior Secured Credit Agreement and the other Loan Documents referred to therein.

(e) Effective as of the Restatement Effective Date, the Existing Administrative Agent and the Existing Collateral Agent hereby assign to the Successor Collateral Agent each of the Liens granted to the Existing Administrative Agent and the Existing Collateral Agent under the Loan Documents (as defined in the Existing Senior Secured Credit Agreement), and the Successor Collateral Agent hereby assumes all such Liens, for its benefit and the benefit of the Secured Parties.  Notwithstanding anything herein to the contrary, any reference to the Existing Administrative Agent or the Existing Collateral Agent on any publicly filed document (including, without limitation, the Mortgages and Uniform Commercial Code financing statements with respect to the Mortgaged Property), to the extent such filing relates to any of the Liens in the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Collateral Agent, shall, with respect to such Liens, constitute a reference to the Existing Administrative Agent or the Existing Collateral Agent as collateral representative of the Successor Collateral Agent, solely for the purpose of maintaining the perfection of such Liens.  The parties hereto agree that the Existing Administrative Agent’s or the Existing Collateral Agent’s role as such collateral representative shall impose no duties, obligations or liabilities on the Existing Administrative Agent or the Existing Collateral Agent, as applicable, including, without limitation, no duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Administrative Agent, the Successor Collateral Agent, the Required Lenders or otherwise, and that the Existing Administrative Agent and the Existing Collateral Agent shall have the full benefit of the protective provisions of Article VIII and Section 9.03 of the Restated Credit Agreement while serving in such capacity.  In connection with the resignation and appointment referred to in paragraph (a) above, each of the Loan Parties, the Issuing Banks and the Revolving Lenders authorize the Successor Collateral Agent and the Successor Administrative Agent to file any Uniform Commercial Code releases, assignments or amendments with respect to the Uniform Commercial Code financing statements, mortgages and other filings in respect of the Collateral as the Successor Administrative Agent and the Successor Collateral Agent deems necessary or desirable to evidence or effect such resignation and appointment, and each Loan Party, the Existing Administrative Agent and the Existing Collateral Agent agrees to execute any documentation and to take such other actions as may reasonably be requested by the Successor Administrative Agent or the Successor Collateral Agent in connection therewith; provided that the Existing Administrative Agent and the Existing Collateral Agent shall bear no responsibility for any action or omisstion to act by the Successor Administrative Agent or the Successor Collateral Agent under this paragraph (e).

SECTION 8.   Effect of this Amendment.  On and after the Restatement Effective Date, each reference to the Existing Senior Secured Credit Agreement in any Loan Document shall be deemed to be a reference to the Restated Credit Agreement.  This Amendment shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.  Notwithstanding the amendment and restatement of the Existing Senior Secured Credit Agreement pursuant to this Amendment, the provisions of the Existing Senior Secured Credit Agreement that, pursuant to Section 9.05 thereof, survive and remain in full and effect regardless of the termination of the Existing Senior Secured Credit Agreement shall so survive and remain in full force and effect.

SECTION 9.   Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.   Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 11.   WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 12.   Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

HEALTHSOUTH CORPORATION

By:	/s/ Douglas E. Coltharp
Name: Douglas E. Coltharp
Title: Executive Vice President and Chief Financial Officer

Amendment Agreement – Signature page

JPMORGAN CHASE BANK,
as the Existing Administrative Agent, Existing Collateral Agent, an Issuing Bank and an Extending Revolving Lender

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

BARCLAYS BANK PLC
individually and as the Successor Administrative Agent, Successor Collateral Agent, an Issuing Bank, the Swingline Lender and a New Revolving Lender

By:	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

BANK OF AMERICA, N.A:

By:	/s/ Jill Hogan
Name: Jill Hogan
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

CITICORP NORTH AMERICA, INC.

By:	/s/ David LeLand
Name: David LeLand
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

GOLDMAN SACHS BANK USA, LENDER

By:	/s/ Alexis Maged
Name: Alexis Maged
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Christy Silvester
Name: Christy Silvester
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC. as Documentation Agent

By:	/s/ Christy Silvester
Name: Christy Silvester
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

ROYAL BANK OF CANADA

By:	/s/ D.W. Scott Johnson
Name: D.W. Scott Johnson
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

SUNTRUST BANK

By:	/s/ J. Ben Cumming
Name: J. Ben Cumming
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Kirk Tesch
Name: Kirk Tesch
Title: Director

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

RAYMOND JAMES BANK, FSB

By:	/s/ Steven F. Paley
Name: Steven F. Paley
Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

REGIONS BANK

By:	/s/ Joseph Greenway
Name: Joseph Greenway
Title: Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT AGREEMENT
RELATING TO THE AMENDED AND
RESTATED CREDIT AGREEMENT OF
HEALTHSOUTH CORPORATION

FIRST COMMERCIAL BANK, A DIVISION OF SYNOVUS BANK

By:	/s/ Anne H. Lovette
Name: Anne H. Lovette
Title: Senior Vice President

EXHIBIT A